UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2011

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA		70737
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of Crown Crafts, Inc. (the “Company”) was held on August 9, 2011 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana.  The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Company’s stockholders at the 2011 Annual Meeting.  Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1:                                ELECTION OF DIRECTORS

To elect two members to the Board of Directors to hold office as Class III Directors until the 2014 Annual Meeting of Stockholders.  The two Class III Nominees that received a plurality of the properly cast votes of the outstanding shares of Series A common stock entitled to vote on this proposal were Donald Ratajczak and Patricia Stensrud, who were thereby elected as the Company’s Class III Directors.  The tabulation of the results of the voting was as follows:

Nominee	For	Authority Withheld	Broker Non-Votes
Donald Ratajczak	5,779,999	393,605	0
Patricia Stensrud	6,047,645	125,959	0

PROPOSAL 2:                                RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending April 1, 2012.  Properly cast votes in the affirmative of a majority of the outstanding shares of Series A common stock entitled to vote on this proposal were made.  The tabulation of the results of the voting was as follows:

For	Against	Abstain	Broker Non-Votes
8,139,826	23,063	33,547	0

PROPOSAL 3:                                AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED SHARES OF CAPITAL STOCK

To approve an amendment to the Amended and Restated Certificate of Incorporation to (i) reduce the number of shares of the Company’s authorized capital stock to 40,000,000 shares, all of which will be shares of Series A common stock, with a par value of $0.01 per share, and (ii) to eliminate the authorized shares of Series B common stock, Series C common stock and preferred stock.  This proposal was approved by properly cast votes in the affirmative of a majority of the outstanding shares of Series A common stock entitled to vote on this proposal.  The tabulation of the certified results of the voting was as follows:

For	Against	Abstain	Broker Non-Votes
8,127,133	38,292	31,011	0

Item 8.01                      Other Events

As described in Item 5.07 above, on August 9, 2011, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation.  The Amendment was filed with the Secretary of State of the State of Delaware on August 9, 2011.  A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CROWN CRAFTS, INC.

Date: August 9, 2011	/s/ Olivia W. Elliott
Olivia W. Elliott
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.